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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) October 12, 1998


                                 BEST BUY CO., INC.
               (Exact name of registrant as specified in its charter)


                                     MINNESOTA
                   (State or other jurisdiction of incorporation)



                1-9595                                   41-0907483
       (Commission File Number)             (IRS Employer Identification Number)



        7075 Flying Cloud Drive                             55344
        Eden Prairie, Minnesota                          (Zip Code)
(Address of principal executive offices)


         Registrant's telephone number, including area code:  612/947-2000

                                   Not applicable
           (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

On October 12, 1998, Best Buy Co., Inc. announced that its Board of Directors has authorized the repurchase of up to $100 million of the Company's Common Stock.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

               Exhibit No.              Description of Exhibit
               -----------              ----------------------

               99                       Press Release issued October 12, 1998

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEST BUY CO., INC.
                                   (Registrant)


Date: October 12, 1998             By:  /s/ ROBERT C. FOX
                                       -------------------------------------
                                   Name:     Robert C. Fox
                                   Title:    Senior V.P.-Finance & Treasurer